UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2015

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 24, 2015, 1347 Advisors LLC (“Advisors”), a subsidiary of Kingsway Financial Services Inc. (the “Company”), entered into an Agreement to Buyout and Release (the “Buyout Agreement”) between Advisors and 1347 Property Insurance Holdings, Inc. (“PIH”). The Buyout Agreement terminates a Management Services Agreement (the “MSA”) dated February 11, 2014 between the same parties in which Advisors provided to PIH certain services, including forecasting, analysis of capital structure and reinsurance programs, consultation in future restructuring or capital raising transactions, and consultation in corporate development initiatives.
In connection with the Buyout Agreement and in consideration for Advisors agreeing to voluntarily terminate the MSA effective February 24, 2015 pursuant to the Buyout Agreement, Advisors: (i) received $2,000,000 in cash, (ii) received 120,000 shares of PIH’s Series B Preferred Shares having a liquidation amount per share equal to $25.00, (iii) received a seven-year warrant to purchase up to 1,500,000 shares of PIH’s common stock, $0.001 par value per share (the “PIH Common Stock”) at an exercise price of $15.00 per share, and (iv) entered into a Performance Shares Grant Agreement dated February 24, 2015, with PIH, whereby Advisors will be entitled to receive 100,000 shares of PIH Common Stock from PIH if at any time the last sales price of PIH Common Stock equals or exceeds $10.00 per share for any 20 trading days within any 30-trading day period (collectively, the “Transaction”). The Transaction closed on February 24, 2015.
The foregoing description of the Buyout Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Buyout Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02 Termination of a Material Definitive Agreement.

Reference is made to the information set forth under Item 1.01 with respect to the termination of the MSA, which is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On February 24, 2015, the Company issued a press release announcing the Buyout Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
Exhibit Number	Exhibits Description
10.1	Agreement to Buyout and Release dated February 24, 2015 between 1347 Advisors LLC and 1347 Property Insurance Holdings, Inc.
99.1	Press Release dated February 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

February 27, 2015	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Agreement to Buyout and Release dated February 24, 2015 between 1347 Advisors LLC and 1347 Property Insurance Holdings, Inc.
99.1	Press Release dated February 24, 2015.